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                                                                 EXHIBIT 10.9


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered
                                                    ---------
into of the 1/st/ day of September, 1999, by and between HWCC Development Corporation ("HWCC Development") and HOLLYWOOD CASINO SHREVEPORT ("HCS").
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                                    RECITALS
                                    --------

     WHEREAS, HWCC Development and Juris Basens entered into that certain Employment Agreement dated August 4, 1999 (the "Basens Agreement"), pursuant to
                                                ----------------
which HWCC Development agreed to employ Basens;

     WHEREAS, Section 14 of the Basens Agreement provides that HWCC Development may freely assign its rights and obligations in and arising under the Basens Agreement; and

     WHEREAS, HWCC Development desires to assign its rights and obligations in and under the Basens Agreement to HCS, and HCS desires to assume HWCC Development's rights and obligations in and arising under the Basens Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration and ten dollars, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.01   Assignment.  HWCC Development hereby conveys, transfers and assigns
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all of its rights, title, interests and obligations in and arising under the
Basens Agreement to HCS.

     1.02   Assumption.  HCS hereby assumes all of the rights, title, interests
            ----------
and obligations of HWCC Development in and arising under the Basens Agreement.

     1.03.  Miscellaneous.  All terms and conditions regarding the
            -------------
construction, applicable law and other miscellaneous matter covered in the Basens Agreement are incorporated hereby by reference.

     IN WITNESS HEREOF, this Agreement is executed by the undersigned as of the first date first written above.

HWCC DEVELOPMENT CORPORATION


By:  /s/ JACK E. PRATT
     --------------------------------
     Name:  Jack E. Pratt
     Title: Chairman of the Board and
               President
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HOLLYWOOD CASINO SHREVEPORT


By:  HCS I, Inc., its managing general partner


     By:   /S/ WILLIAM D. PRATT
          ------------------------------------
          Name:  William D. Pratt
          Title: Executive Vice President,
                 General Counsel and Secretary

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